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                                                                    Exhibit 10.8

                                                                  EXECUTION COPY


                               AMENDMENT NO. 1 TO
                       NOTES REGISTRATION RIGHTS AGREEMENT

                  This AMENDMENT NO. 1 TO THE NOTES REGISTRATION RIGHTS AGREEMENT, dated as of October 1, 2001 (this "AMENDMENT"), is made between METROMEDIA FIBER NETWORK, INC., a Delaware corporation (the "COMPANY"), and VERIZON INVESTMENTS INC., a Delaware corporation formerly known as Bell Atlantic Investments, Inc. (the "PURCHASER"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Notes Registration Rights Agreement (as defined below).

                                    RECITALS:

                  WHEREAS, as of October 7, 1999, the Company and the Purchaser entered into that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), pursuant to which, among other things, the Company issued and sold to the Purchaser shares of Class A common stock of the Company, par value $0.01 per share ("CLASS A COMMON STOCK"), and $975,281,000 principal amount of the Company's 6.15% Convertible Subordinated Notes due 2010 (the "OLD CONVERTIBLE NOTES"), which Convertible Notes are convertible into shares of Class A Common Stock;

                  WHEREAS, in connection with the issuance and sale of the Class A Common Stock and the Convertible Notes, the Company and the Purchaser entered into that certain Notes Registration Rights Agreement, dated as of March 6, 2000 (as amended hereby, the "NOTES REGISTRATION RIGHTS AGREEMENT");

                  WHEREAS, the Company and the Purchaser executed that certain Notes Purchase Agreement, dated as of October 1, 2001 (the "NEW PURCHASE AGREEMENT"), pursuant to which, among other things, the Purchaser will purchase from the Company one or more 8.5% Senior Secured Convertible Notes due 2011 in the aggregate principal amount of $50,000,000 (the "NEW CONVERTIBLE NOTES"), which shall be convertible into shares of Class A Common Stock pursuant to, and in accordance with, the terms of the Indenture, dated as of October 1, 2001, by and between the Company and Wilmington Trust Company, as trustee (the "NEW 8.5% NOTES INDENTURE");

                  WHEREAS, the Company and the Purchaser executed that certain Exchange Agreement, dated as of October 1, 2001, pursuant to which the Company will exchange, and the Purchaser will surrender for exchange, the Old Convertible Notes for $500,000,000 principal amount of the Company's 6.15% Series A Convertible Subordinated Notes due March 16, 2010 and $475,281,000 principal amount of the Company's 6.15% Series B Convertible Subordinated Notes due March 16, 2010, the terms of which shall be governed by an indenture, dated as of October 1, 2001 (the "NEW 6.15% NOTES INDENTURE"), between the Company and U.S. Bank Trust National Association, as trustee; and

                  WHEREAS, the Company and the Purchaser desire by this Amendment to amend certain provisions of the Notes Registration Rights Agreement.

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                  NOW, THEREFORE, it is hereby agreed as follows:

                  SECTION 1. AMENDMENTS TO THE NOTES REGISTRATION RIGHTS AGREEMENT.

                  (a) Section 1 of the Notes Registration Rights Agreement is hereby amended by adding thereto the following new definitions in the appropriate alphabetical location:

                           "NEW CONVERTIBLE NOTES" means one or more 8.5% senior
                  secured convertible notes due 2011 in the aggregate principal amount of $50,000,000 issued pursuant to the New 8.5% Notes Indenture.

                           "NEW 6.15% NOTES" means, collectively, the Series A
                  Convertible Notes and the Series B Convertible Notes.

                           "NEW 6.15% NOTES INDENTURE" means the indenture dated
                  as of October 1, 2001, by and between the Company and U.S. Bank Trust National Association, as trustee, relating to the New 6.15% Notes as such indenture may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                           "NEW 8.5% NOTES INDENTURE" means the indenture, dated
                  as of October 1, 2001, by and between the Company and Wilmington Trust Company, as trustee, relating to the New Convertible Notes, as such Indenture may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                           "PUBLIC RESALE" means a transfer of Registrable
                  Securities pursuant to (A) a bona fide secondary offering registered under the Securities Act effectuated through the exercise by the Purchaser or its permitted transferee of its registration rights as contemplated by Section 2, 3 or 4 of this Agreement, (B) a purchase agreement with a placement agent or group of placement agents that contemplates the immediate resale of securities by such placement agent or group of placement agents, pursuant to the resale exemption provided by Rule 144A, solely to QIBs and other permitted purchasers under Rule 144A or in a transfer permitted by Regulation S, or (C) bona fide "brokers transactions" as permitted by the exemption from registration of the resale of the shares of Class A Common Stock underlying the Convertible Notes provided by Rule 144.

                           "QIB" means a "qualified institutional buyer" as
                  defined in Rule 144A.

                           "REGULATION S" means Regulation S promulgated under
                  the Securities Act.

                           "RULE 144A" means Rule 144A promulgated under the
                  Securities Act.


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                           "SERIES A CONVERTIBLE NOTES" shall mean $500,000,000
                  principal amount of the Company's 6.15% Series A Convertible Subordinated Notes due March 16, 2010 issued pursuant to the New 6.15% Notes Indenture.

                           "SERIES B CONVERTIBLE NOTES" shall mean $475,281,000
                  principal amount of the Company's 6.15% Series B Convertible Subordinated Notes due March 16, 2010 issued pursuant to the New 6.15% Notes Indenture.

                  (b) Section 1 of the Notes Registration Rights Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

                  "CONVERTIBLE NOTES" shall mean the New 6.15% Notes and the New Convertible Notes.

                  "EQUITY REGISTRATION RIGHTS AGREEMENT" shall mean that certain Equity Registration Rights Agreement, dated as of March 6, 2000, as amended by Amendment No. 1 to Registration Rights Agreement, dated as of October 1, 2001, by and among the Company and the Purchaser, as such agreement may be further amended, modified or supplemented from time to time.

                  "HOLDER" shall mean the Purchaser and any transferee of the Purchaser to whom Registrable Securities have been transferred, other than a transferee to whom such Registrable Securities have been transferred pursuant to a Public Resale and who continues to be entitled to the rights of a Holder hereunder.

                  "STOCKHOLDERS AGREEMENT" shall mean the Amended and Restated Stockholders Agreement, dated as of October 1, 2001, by and among the Company, the Purchaser and the stockholders of the Company listed on
         Schedule I thereto, as such agreement may be amended, modified or supplemented from time to time.

                  (c) The second sentence of Section 2(a) of the Notes Registration Rights Agreement shall be amended by inserting the following clause after "as expeditiously as possible," and before "file with the SEC": "but in any event no later than thirty (30) days (excluding any days which occur during a permitted Blackout Period under Section 5 below) after receipt of a written request for a Demand Registration,".

                  (d)      The proviso contained in the second sentence of
Section 2(a) of the Notes Registration Rights Agreement is hereby amended by replacing "$100,000,000" with "$10,000,000."

                  (e) The first sentence of Section 2(c) of the Notes Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  "Holders shall be entitled to five (5) registrations of Registrable Securities pursuant to this Section 2."


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                  (f)      Section 4 of the Notes Registration Rights Agreement
shall be renamed Section 4(a) and a new Section 4(b) of the Notes Registration Rights Agreement shall be added to read as follows:

                           "(b) If (i) any Shelf Registration Statement has not
                  been declared effective by the SEC on or prior to the date on which such Shelf Registration Statement is required to be declared effective pursuant to Section 4(a), or (ii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective at any time within the time period required for effectiveness in Section 4(a) above without being succeeded immediately by a post-effective amendment to the Shelf Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) and (ii), a "REGISTRATION DEFAULT"), the Company shall pay liquidated damages ("LIQUIDATED DAMAGES") to the Purchaser in an amount equal to $0.01 per share of Registrable Securities covered by such Shelf Registration Statement for each week or portion thereof during which any Registration Default continues (other than with respect to any period during which the Purchaser is required to discontinue the disposition of Registrable Securities pursuant to the Section 5 hereof). The amount of such Liquidated Damages shall increase on each 90-day anniversary of the day the first Registration Default occurred by an additional $0.01 per share of Registrable Securities covered by such Shelf Registration Statement for each week or portion thereof during which any Registration Default continues until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $0.05 per week or portion thereof per share of Registrable Securities covered by such Shelf Registration Statement. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check on the last day of each four week period to an account previously designated in writing to the Company by the Purchaser. Following the cure of all Registration Defaults relating to any particular Registrable Security, the accrual of Liquidated Damages with respect to such Registrable Security will cease.

                           All obligations of the Company set forth in the
                  preceding paragraph that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations have been paid in full."

                  (g) Sections 6(a) through 6(n) of the Notes Registration Rights Agreement are hereby amended by replacing "the Shelf Registration," in each instance in which such clause appears, with "any Shelf Registration," and by replacing "the Shelf Registration Statement," in each instance in which such clause appears, with "any Shelf Registration Statement."


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                  (h)      Section 6(n) of the Notes Registration Rights
Agreement is hereby amended by replacing "$100,000,000" with "$10,000,000."

                  (i) Section 9 of the Notes Registration Rights Agreement shall be renamed Section 9(A), and a new Section 9(b) shall be added to read as follows:

                           "(b)     The Company agrees (1) not to effect any
                  public or private offer, sale or distribution of any of its equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital stock or substantially all the assets of any other Person or in connection with any employee stock option or other benefit plan), during the 10-day period prior to, and during the 90-day period beginning with, the effectiveness of any Registration Statement to the extent timely notified in writing by a Holder of Registrable Securities or the managing underwriters in an underwritten offering (except as part of such underwritten offering if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Registration Statement forms) and (2) during the aforementioned period to use reasonable best efforts to cause each Holder of each of its privately placed equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends purchased from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted)."

                  (j) The last sentence of the provision that is hereby renamed SECTION 9(a) of the Notes Registration Rights Agreement is hereby amended by inserting "and if the Company and its directors, officers and other significant stockholders enter into similar agreements" at the end of such sentence.

                  (k) Section 13(d) of the Notes Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  "(d)     SUCCESSORS AND ASSIGNS. This Agreement shall inure to
                  the benefit of and be binding upon the successors and assigns of each of the parties hereto including any person to whom Registrable Securities are transferred, other than a transferee to whom any such Registrable Securities have been transferred pursuant to a Public Resale."


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                  SECTION 2.        MISCELLANEOUS.

                  (a) This Amendment shall become effective upon its execution and delivery by the Company and the Purchaser.

                  (b) On and after the date hereof each reference in the Notes Registration Rights Agreement to "this Agreement," "herein" or words of like import shall mean and be a reference to the Notes Registration Rights Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Notes Registration Rights Agreement. A reference to the Notes Registration Rights Agreement in any such instrument or document shall be deemed to be a reference to the Notes Registration Rights Agreement as amended hereby. Except as expressly amended hereby, in all other respects the Notes Registration Rights Agreement shall remain in full force and effect.

                  (c) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 13(c) of the Notes Registration Rights Agreement. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

                        [SIGNATURES APPEAR ON NEXT PAGE]


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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                 METROMEDIA FIBER NETWORK, INC.


                                 By: /s/ Nick Tanzi
                                    --------------------------------------
                                       Name:  Nick Tanzi
                                       Title: President & CEO



                                 VERIZON INVESTMENTS INC.



                                 By: /s/ Phil Seskin
                                    --------------------------------------
                                       Name:  Phil Seskin
                                       Title: Senior Vice-President